Exhibit 10.7

VOLUME SUBMITTER

DEFINED CONTRIBUTION PLAN

(PROFIT SHARING/401(K) PLAN)

A FIDELITY VOLUME SUBMITTER PLAN

Adoption Agreement No. 001

For use With

Fidelity Basic Plan Document No. 14

TABLE OF CONTENTS

1.01	PLAN INFORMATION	2
1.02	EMPLOYER	3
1.03	TRUSTEE	3
1.04	COVERAGE	3
1.05	COMPENSATION	5
1.06	TESTING RULES	6
1.07	DEFERRAL CONTRIBUTIONS	7
1.08	EMPLOYEE CONTRIBUTIONS (AFTER TAX CONTRIBUTIONS)	11
1.09	ROLLOVER CONTRIBUTIONS	11
1.10	QUALIFIED NONELECTIVE EMPLOYER CONTRIBUTIONS	11
1.11	MATCHING EMPLOYER CONTRIBUTIONS	12
1.12	NONELECTIVE EMPLOYER CONTRIBUTIONS	15
1.13	EXCEPTIONS TO CONTINUING ELIGIBILITY REQUIREMENTS	17
1.14	RETIREMENT	17
1.15	DEFINITION OF DISABLED	18
1.16	VESTING	18
1.17	PREDECESSOR EMPLOYER SERVICE	20
1.18	PARTICIPANT LOANS	20
1.19	IN-SERVICE WITHDRAWALS	20
1.20	FORM OF DISTRIBUTIONS	21
1.21	TIMING OF DISTRIBUTIONS	22
1.22	TOP HEAVY STATUS	22
1.23	CORRECTION TO MEET 415 REQUIREMENTS UNDER MULTIPLE DEFINED CONTRIBUTION PLANS	24
1.24	INVESTMENT DIRECTION	24
1.25	ADDITIONAL PROVISIONS	24
1.26	SUPERSEDING PROVISIONS	24
1.27	RELIANCE ON ADVISORY LETTER	25
1.28	ELECTRONIC SIGNATURE AND RECORDS	25
1.29	VOLUME SUBMITTER INFORMATION	25
EXECUTION PAGE		26
EXECUTION PAGE		27
401(K) SAFE HARBOR MATCHING EMPLOYER CONTRIBUTIONS ADDENDUM		28
EFFECTIVE DATES FOR INTERIM LEGAL COMPLIANCE SNAP OFF ADDENDUM		35

ADOPTION AGREEMENT

ARTICLE 1

PROFIT SHARING/401(K) PLAN

1.01	PLAN INFORMATION

	(a)	Name of Plan:

This is the ACADIA Pharmaceuticals 401(k) Plan and Trust (the “Plan”)

	(b)	Type of Plan:

		(1)	☐	401(k) Only

		(2)	☒	401(k) and Profit Sharing

		(3)	☐	Profit Sharing Only

	(c)	Administrator Name (if not the Employer):

	(d)	Plan Year End (month/day): 12/31

	(e)	Three Digit Plan Number: 001

	(f)	Limitation Year (check one):

		(1)	☒	Calendar Year

		(2)	☐	Plan Year

		(3)	☐	Other:

	(g)	Plan Status (check appropriate box(es)):

		(1)	Adoption Agreement Effective Date: 03/29/2010

Note: The effective date specified above must be after the last day of the 2001 Plan Year.

		(2)	The Adoption Agreement Effective Date is:

			(A)	☐ A new Plan Effective Date

			(B)	☒ An amendment Effective Date (check one):

(i) ☐ an amendment and restatement of this Basic Plan Document No. 14 and its Adoption Agreement previously executed by the Employer;

(ii) ☒ a conversion from Fidelity Basic Plan Document No. 10 and its Adoption Agreement to Basic Plan Document No. 14 and its Adoption Agreement; or

(iii) ☐ a conversion to Basic Plan Document No. 14 and its Adoption Agreement.

The original effective date of the Plan: 1/1/1997

		(3)	☐	Special Effective Dates. Certain provisions of the Plan shall be effective as of a date other than the date specified in Subsection 1.01(g)(1) above. Please complete the Special Effective Dates Addendum to the Adoption Agreement indicating the affected provisions and their effective dates.

			(4)	☐	Plan Merger Effective Dates. Certain plan(s) were merged into the Plan on or after the date specified in Subsection 1.01(g)(1) above. The merged plans are listed in the Plan Mergers Addendum. Please complete the appropriate subsection(s) of the Plan Mergers Addendum to the Adoption Agreement indicating the plan(s) that have merged into the Plan and the effective date(s) of such merger(s).

			(5)	☐	Frozen Plan. The Plan is currently frozen. Unless the Plan is amended in the future to provide otherwise, no further contributions shall be made to the Plan. Plan assets will continue to be held on behalf of Participants and their Beneficiaries until distributed in accordance with the Plan terms. (If this provision is selected, it will override any conflicting provision selected in the Adoption Agreement.)

Note: While the Plan is frozen, no further contributions, including Deferral Contributions, Employee Contributions, and Rollover Contributions, may be made to the Plan and no employee who is not already a Participant in the Plan may become a Participant.

1.02	EMPLOYER

	(a)	Employer Name: ACADIA Pharmaceuticals Inc.

		(1)	Employer’s Tax Identification Number: 06-1376651

		(2)	Employer’s fiscal year end: 12/31

	(b)	The term “Employer” includes the following participating employers (choose one):

		(1)	☒	No other employers participate in the Plan.

		(2)	☐	Certain other employers participate in the Plan. Please complete the Participating Employers Addendum.

1.03	TRUSTEE

	(a)		Trustee Name: Fidelity Management Trust Company

Address: 82 Devonshire Street Boston, MA 02109

1.04	COVERAGE

All Employees who meet the conditions specified below shall be eligible to participate in the Plan:

	(a)		Age Requirement (check one):

			(1)	☐	no age requirement.

			(2)	☒	must have attained age: 21 (not to exceed 21).

	(b)		Eligibility Service Requirement(s) - There shall be no eligibility service requirements for contributions to the Plan unless selected below (check one):

			(1)	☐	(not to exceed 365) days of Eligibility Service requirement (no minimum Hours of Service can be required)

			(2)	☐	(not to exceed 12) months of Eligibility Service requirement (no minimum Hours of Service can be required)

			(3)	☐	one year of Eligibility Service requirement (at least (not to exceed 1,000) Hours of Service are required during the Eligibility Computation Period)

	(4)	☐	two years of Eligibility Service requirement (at least (not to exceed 1,000) Hours of Service are required during each Eligibility Computation Period) (If Option 1.07(a) is elected, only one year of Eligibility Service is required for Deferral Contributions.)

Note: If the Employer selects the two year Eligibility Service requirement, then contributions subject to such Eligibility Service requirement must be 100% vested when made.

	(5)	☐	Hours of Service Crediting. Hours of Service will be credited in accordance with the equivalency selected in the Hours of Service Equivalencies Addendum rather than in accordance with the equivalency described in Subsection 2.01(dd) of the Basic Plan Document. Please complete the Hours of Service Equivalencies Addendum.

(c)	Eligibility Computation Period - The Eligibility Computation Period is the 12-consecutive-month period beginning on an Employee’s Employment Commencement Date and each 12-consecutive-month period beginning on an anniversary of his Employment Commencement Date.

(d)	Eligible Class of Employees:

	(1)	Generally, the Employees eligible to participate in the Plan are (choose one):

		(A)		☒ all Employees of the Employer.

		(B)		☐ only Employees of the Employer who are covered by (choose one):

(i) ☐ any collective bargaining agreement with the Employer, provided that the agreement requires the employees to be included under the Plan.

(ii) ☐ the following collective bargaining agreement(s) with the Employer:

________________________________________

________________________________________

	(2)	☒	Notwithstanding the selection in Subsection 1.04(d)(1) above, certain Employees of the Employer are excluded from participation in the Plan (check the appropriate box(es)):

Note: Certain employees (e.g., residents of Puerto Rico) are excluded automatically pursuant to Subsection 2.01(s) of the Basic Plan Document, regardless of the Employer’s selection under this Subsection 1.04(d)(2).

		(A)	☐	employees covered by a collective bargaining agreement, unless the agreement requires the employees to be included under the Plan. (Do not choose if Option 1.04(d)(1)(B) is selected above.)

		(B)	☐	Highly Compensated Employees as defined in Subsection 2.01(cc) of the Basic Plan Document.

		(C)	☐	Leased Employees as defined in Subsection 2.01(ff) of the Basic Plan Document.

		(D)	☐	nonresident aliens who do not receive any earned income from the Employer which constitutes United States source income.

		(E)	☒	other:

Post Doctoral Training Fellows and Graduate Student Training Fellows.

Note: The eligible group defined above must be a definitely determinable group and cannot be subject to the discretion of the Employer. In addition, the design of the classifications cannot be such that the only Non-Highly Compensated Employees benefiting under the Plan are those with the lowest compensation and/or the shortest periods of service and who may represent the minimum number of such employees necessary to satisfy coverage under Code Section 410(b).

(i) ☒ Notwithstanding this exclusion, any Employee who is excluded from participation because of an exclusion that directly or indirectly imposes an age and/or service requirement for participation (for example by excluding part-time or temporary employees) shall become an Eligible Employee eligible to participate in the Plan on the Entry Date coinciding with or immediately following the date on which he first satisfies the following requirements: (I) he attains age 21 and (II) he completes at least 1,000 Hours of Service during an Eligibility Computation Period.

Note: The Employer should exercise caution when excluding employees from participation in the Plan. Exclusion of employees may adversely affect the Plan’s satisfaction of the minimum coverage requirements, as provided in Code Section 410(b).

	(e)	Entry Date(s) - The Entry Date(s) shall be (check one):

		(1)	☐	the first day of each Plan Year and the first day of the seventh month of each Plan Year

		(2)	☒	the first day of each Plan Year and the first day of the fourth, seventh, and tenth months of each Plan Year

		(3)	☐	the first day of each month

		(4)	☐	immediate upon meeting the eligibility requirements specified in Subsections 1.04(a) and 1.04(b)

		(5)	☐	the first day of each Plan Year (Do not select if there is an Eligibility Service requirement of more than six months in Subsection 1.04(b) for the type(s) of contribution or if there is an age requirement of more than 20 1/2 in Subsection 1.04(a) for the type(s) of contribution.)

Note: If another plan is merged into the Plan, the Plan may provide on the Plan Mergers Addendum that the effective date of the merger is also an Entry Date with respect to certain Employees.

	(f)	Date of Initial Participation - An Employee shall become a Participant unless excluded by Subsection 1.04(d) above on the Entry Date coinciding with or immediately following the date the Employee completes the service and age requirement(s) in Subsections 1.04(a) and (b), if any, except (check one):

		(1)	☒	no exceptions.

		(2)	☐	Employees employed on (insert date) shall become Participants on that date.

		(3)	☐	Employees who meet the age and service requirement(s) of Subsections 1.04(a) and (b) on (insert date) shall become Participants on that date.

1.05	COMPENSATION

Compensation for purposes of determining contributions shall be as defined in Subsection 2.01(k) of the Basic Plan Document, modified as provided below.

	(a)	Compensation Exclusions - Compensation shall exclude the item(s) selected below.

		(1)	☐	No exclusions.

		(2)	☐	Overtime pay.

		(3)	☐	Bonuses.

		(4)	☐	Commissions.

		(5)	☒	The value of restricted stock or of a qualified or a non-qualified stock option granted to an Employee by the Employer to the extent such value is includable in the Employee’s taxable income.

		(6)	☐	Severance pay received prior to termination of employment. (Severance pay received following termination of employment is always excluded for purposes of contributions.)

Note: If the Employer selects an option, other than (1) above, with respect to Nonelective Employer Contributions, Compensation must be tested to show that it meets the requirements of Code Section 414(s) or the allocations must be tested to show that they meet the general test under regulations issued under Code Section 401(a)(4). These exclusions shall not apply for purposes of the “Top Heavy” requirements in Section 15.03, for allocating safe harbor Matching Employer Contributions if Subsection 1.11(a)(3) is selected, for allocating safe harbor Nonelective Employer Contributions if Subsection 1.12(a)(3) is selected, or for allocating non-safe harbor Nonelective Employer Contributions if the Integrated Formula is elected in Subsection 1.12(b)(2).

	(b)	Compensation for the First Year of Participation - Contributions for the Plan Year in which an Employee first becomes a Participant shall be determined based on the Employee’s Compensation as provided below. (Complete by checking the appropriate box.)

		(1)	☒	Compensation for the entire Plan Year.

		(2)	☐	Only Compensation for the portion of the Plan Year in which the Employee is eligible to participate in the Plan.

1.06	TESTING RULES

	(a)	ADP/ACP Present Testing Method - The testing method for purposes of applying the “ADP” and “ACP” tests described in Sections 6.03 and 6.06 of the Basic Plan Document shall be the (check one):

		(1)	☒	Current Year Testing Method - The “ADP” or “ACP” of Highly Compensated Employees for the Plan Year shall be compared to the “ADP” or “ACP” of Non-Highly Compensated Employees for the same Plan Year. (Must choose if Option 1.11(a)(3), 401(k) Safe Harbor Matching Employer Contributions, or Option 1.12(a)(3), 401(k) Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked.)

		(2)	☐	Prior Year Testing Method - The “ADP” or “ACP” of Highly Compensated Employees for the Plan Year shall be compared to the “ADP” or “ACP” of Non-Highly Compensated Employees for the immediately preceding Plan Year. (Do not choose if Option 1.10(a)(1), alternative allocation formula for Qualified Nonelective Contributions.)

		(3)	☐	Not applicable. (Only if Option 1.01(b)(3), Profit Sharing Only, is checked or Option 1.04(d)(2)(B), excluding all Highly Compensated Employees from the eligible class of Employees, is checked.)

Note: Restrictions apply on elections to change testing methods.

	(b)	First Year Testing Method - If the first Plan Year that the Plan, other than a successor plan, permits Deferral Contributions or provides for Matching Employer Contributions, occurs on or after the Effective Date specified in Subsection 1.01(g), the “ADP” and/or “ACP” test for such first Plan Year shall be applied using the actual “ADP” and/or “ACP” of Non-Highly Compensated Employees for such first Plan Year, unless otherwise provided below.

(1) ☐ The “ADP” and/or “ACP” test for the first Plan Year that the Plan permits Deferral Contributions or provides for Matching Employer Contributions shall be applied assuming a 3% “ADP” and/or “ACP” for Non-Highly Compensated Employees. (Do not choose unless Plan uses prior year testing method described in Subsection 1.06(a)(2).)

	(c)	HCE Determinations: Look Back Year - The look back year for purposes of determining which Employees are Highly Compensated Employees shall be the 12-consecutive-month period preceding the Plan Year unless otherwise provided below.

(1) ☐ Calendar Year Determination - The look back year shall be the calendar year beginning within the preceding Plan Year. (Do not choose if the Plan Year is the calendar year.)

	(d)	HCE Determinations: Top Paid Group Election - All Employees with Compensation exceeding the dollar amount specified in Code Section 414(q)(1)(B)(i) adjusted pursuant to Code Section 415(d) (e.g., $95,000 for “determination years” beginning in 2005 and “look-back years” beginning in 2004) shall be considered Highly Compensated Employees, unless Top Paid Group Election below is checked.

(1) ☐ Top Paid Group Election - Employees with Compensation exceeding the dollar amount specified in Code Section 414(q)(1)(B)(i) adjusted pursuant to Code Section 415(d) (e.g., $95,000 for “determination years” beginning in 2005 and “look-back years” beginning in 2004 shall be considered Highly Compensated Employees only if they are in the top paid group (the top 20% of Employees ranked by Compensation).

Note: Plan provisions for Sections 1.06(c) and 1.06(d) must apply consistently to all retirement plans of the Employer for determination years that begin with or within the same calendar year (except that Option 1.06(c)(1), Calendar Year Determination, shall not apply to calendar year plans).

1.07	DEFERRAL CONTRIBUTIONS

	(a)	☒ Deferral Contributions - Participants may elect to have a portion of their Compensation contributed to the Plan on a before-tax basis pursuant to Code Section 401(k). Pursuant to Subsection 5.03(a) of the Basic Plan Document, if Catch-Up Contributions are selected below, the Plan’s deferral limit is 75%, unless the Employer elects an alternative deferral limit in Subsection 1.07(a)(1)(A) below. If Catch-Up Contributions are selected below, and the Employer has specified a percentage in Subsection 1.07(a)(1)(A) that is less than 75%, a Participant eligible to make Catch-Up Contributions shall (subject to the statutory limits in Treasury Regulation Section 1.414-1(b)(1)(i)) in any event be permitted to contribute in excess of the specified deferral limit up to 100% of the Participant’s “effectively available Compensation” (i.e., Compensation available after other withholding), as required by Treasury Regulation Section 1.414(v)-1(e)(1)(ii)(B).

(1) Regular Contributions - The Employer shall make a Deferral Contribution in accordance with Section 5.03 of the Basic Plan Document on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the payroll period in question. Such Deferral Contribution shall not exceed the deferral limit specified in Subsection 5.03(a) of the Basic Plan Document or in Subsection 1.07(a)(1)(A) below, as applicable. Check and complete the appropriate box(es), if any.

		(A)	☒	The deferral limit is 60% (must be a whole number multiple of one percent) of Compensation. (Unless a different deferral limit is specified, the deferral limit shall be 75%. If Option 1.07(a)(4), Catch-Up Contributions, is selected below, complete only if deferral limit is other than 75%.)

		(B)	☐	Instead of specifying a percentage of Compensation, a Participant’s salary reduction agreement may specify a dollar amount to be contributed each payroll period, provided such dollar amount does not exceed the maximum percentage of Compensation specified in Subsection 5.03(a) of the Basic Plan Document or in Subsection 1.07(a)(1)(A) above, as applicable.

		(C)		A Participant may increase or decrease, on a prospective basis, his salary reduction agreement percentage or, if Roth 401(k) Contributions are selected in Subsection 1.07(a)(5) below, the portion of his Deferral Contributions designated as Roth 401(k) Contributions (check one):

				(i)	☐	as of the beginning of each payroll period.

				(ii)	☐	as of the first day of each month.

				(iii)	☒	as of each Entry Date. (Do not select if immediate entry is elected with respect to Deferral Contributions in Subsection 1.04(e).)

Note: Notwithstanding the Employer’s election hereunder, if Option 1.11(a)(3), 401(k) Safe Harbor Matching Employer Contributions, or Option 1.12(a)(3), 401(k) Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked, the Plan provides that an Active Participant may change his salary reduction agreement percentage for the Plan Year within a reasonable period (not fewer than 30 days) of receiving the notice described in Section 6.09 of the Basic Plan Document.

		(D)		A Participant may revoke, on a prospective basis, a salary reduction agreement at any time upon proper notice to the Administrator but in such case may not file a new salary reduction agreement until (check one):

				(i)	☐	the beginning of the next payroll period.

				(ii)	☐	the first day of the next month.

				(iii)	☒	the next Entry Date. (Do not select if immediate entry is elected with respect to Deferral Contributions in Subsection 1.04(e).)

(2)	☐		Additional Deferral Contributions - The Employer shall allow a Participant upon proper notice and approval to enter into a special salary reduction agreement to make additional Deferral Contributions in an amount up to 100% of their effectively available Compensation for the payroll period(s) designated by the Employer.

(3)	☒		Bonus Contributions - The Employer shall allow a Participant upon proper notice and approval to enter into a special salary reduction agreement to make Deferral Contributions in an amount up to 100% of any Employer paid cash bonuses designated by the Employer on a uniform and nondiscriminatory basis that are made for such Participants during the Plan Year. The Compensation definition elected by the Employer in Subsection 1.05(a) must include bonuses if bonus contributions are permitted. Unless a Participant has entered into a special salary reduction agreement with respect to bonuses, the percentage deferred from any Employer paid cash bonus shall be (check (A) or (B) below):

		(A)	☐	Zero.

		(B)	☒	The same percentage elected by the Participant for his regular contributions in accordance with Subsection 1.07(a)(1) above or deemed to have been elected by the Participant in accordance with Option 1.07(a)(6) below.

Note: A Participant’s contributions under Subsection 1.07(a)(2) and/or (3) may not cause the Participant to exceed the percentage limit specified by the Employer in Subsection 1.07(a)(1)(A) for the full Plan Year. If the Administrator anticipates that the Plan will not satisfy the “ADP” and/or “ACP” test for the year, the Administrator may reduce the rate of Deferral Contributions of Participants who are Highly Compensated Employees to an amount objectively determined by the Administrator to be necessary to satisfy the “ADP” and/or “ACP” test.

(4)		☒	Catch-Up Contributions - The following Participants who have attained or are expected to attain age 50 before the close of the calendar year will be permitted to make Catch-Up Contributions to the Plan, as described in Subsection 5.03(a) of the Basic Plan Document:

		(A)	☒	All such Participants.

		(B)	☐	All such Participants except those covered by a collective-bargaining agreement under which retirement benefits were a subject of good faith bargaining unless the bargaining agreement specifically provides for Catch-Up Contributions to be made on behalf of such Participants.

Note: The Employer must not select Option 1.07(a)(4) above unless all “applicable plans” (except any plan that is qualified under Puerto Rican law or that covers only employees who are covered by a collective bargaining agreement under which retirement benefits were a subject of good faith bargaining) maintained by the Employer and by any other employer that is treated as a single employer with the Employer under Code Section 414(b), (c), (m), or (o) also permit Catch-Up Contributions in the same dollar amount. An “applicable plan” is any 401(k) plan or any SIMPLE IRA plan, SEP, plan or contract that meets the requirements of Code Section 403(b), or Code Section 457 eligible governmental plan that provides for elective deferrals.

(5)	☐	Roth 401(k) Contributions. Participants shall be permitted to irrevocably designate pursuant to Subsection 5.03(b) of the Basic Plan Document that a portion or all of the Deferral Contributions made under this Subsection 1.07(a) are Roth 401(k) Contributions that are includable in the Participant’s gross income at the time deferred.

(6)	☐	Automatic Enrollment Contributions. Beginning on the effective date of this paragraph (6) (the “Automatic Enrollment Effective Date”) and subject to the remainder of this paragraph (6) unless an Eligible Employee affirmatively elects otherwise, his Compensation will be reduced by % (the “Automatic Enrollment Rate”), such percentage to be increased in accordance with Option 1.07(b) (if applicable), for each payroll period in which he is an Active Participant, beginning as indicated in Subsection 1.07(a)(6)(A) below, and the Employer will make a pre-tax Deferral Contribution in such amount on the Participant’s behalf in accordance with the provisions of Subsection 5.03(c) of the Basic Plan Document (an “Automatic Enrollment Contribution”).

	(A)	With respect to an affected Participant, Automatic Enrollment Contributions will begin as soon as administratively feasible on or after (check one):

		(i)	☐	The Participant’s Entry Date.

		(ii)	☐	(minimum of 30) days following the Participant’s date of hire, but no sooner than the Participant’s Entry Date.

Within a reasonable period ending no later than the day prior to the date Compensation subject to the reduction would otherwise become available to the Participant, an Eligible Employee may make an affirmative election not to have Automatic Enrollment Contributions made on his behalf. If an Eligible Employee makes no such affirmative election, his Compensation shall be reduced and Automatic Enrollment Contributions will be made on his behalf in accordance with the provisions of this paragraph (6), and Option 1.07(b) if applicable, until such Active Participant elects to change or revoke such Deferral Contributions as provided in Subsection 1.07(a)(1)(C) or (D). Automatic Enrollment Contributions shall be made only on behalf of Active Participants who are first hired by the Employer on or after the Automatic Enrollment Effective Date and do not have a Reemployment Commencement Date, unless otherwise provided below.

(B)	☐	Additionally, unless such affected Participant affirmatively elects otherwise within the reasonable period established by the Plan Administrator, Automatic Enrollment Contributions will be made with respect to the Employees described below. (Check all that apply.)

	(i)	☐	Inclusion of Previously Hired Employees. On the later of the date specified in Subsection 1.07(a)(6)(A) with regard to such Eligible Employee or as soon as administratively feasible on or after the 30th day following the Notification Date specified in Subsection 1.07(a)(6)(B)(i)(I) below, Automatic Enrollment Contributions will begin for the following Eligible Employees who were hired before the Automatic Enrollment Effective Date and have not had a Reemployment Commencement Date. (Complete (I), check (II) or (III), and complete (IV), if applicable.)

		(I)	Notification Date: . (Date must be on or after the Automatic Enrollment Effective Date.)

		(II)	☐	Unless otherwise elected in Subsection 1.07(a)(6)(B)(i)(IV) below, all such Employees who have never had a Deferral Contribution election in place.

		(III)	☐	Unless otherwise elected in Subsection 1.07(a)(6)(B)(i)(IV) below, all such Employees who have never had a Deferral Contribution election in place and were hired by the Employer before the Automatic Enrollment Effective Date, but on or after the following date: .

		(IV)	☐	In addition to the group of Employees elected in Subsection 1.07(a)(6)(B)(i)(II) or (III) above, any Employee described in Subsection 1.07(a)(6)(B)(i)(II) or (III) above, as applicable, even if he has had a Deferral Contribution election in place previously, provided he is not suspended from making Deferral Contributions pursuant to the Plan and has a deferral rate of zero on the Notification Date.

	(ii)	☐	Inclusion of Rehired Employees. Unless otherwise stated herein, each Eligible Employee having a Reemployment Commencement Date on the date indicated in Subsection 1.07(a)(6)(A) above. If Subsection 1.07(a)(6)(B)(i)(III) is selected, only such Employees with a Reemployment Commencement on or after the date specified in Subsection 1.07(a)(6)(B)(i)(III) will be automatically enrolled. If Subsection 1.07(a)(6)(B)(i) is not selected, only such Employees with a Reemployment Commencement on or after the Automatic Enrollment Effective Date will be automatically enrolled. If Subsection 1.07(a)(6)(A)(ii) has been elected above, for purposes of Subsection 1.07(a)(6)(A) only, such Employee’s Reemployment Commencement Date will be treated as his date of hire.

	(b)	☐	Automatic Deferral Increase: (Choose only if Automatic Enrollment Contributions are selected in Option 1.07(a)(6) above) - Unless an Eligible Employee affirmatively elects otherwise after receiving appropriate notice, Deferral Contributions for each Active Participant having Automatic Enrollment Contributions made on his behalf shall be increased annually by the whole percentage of Compensation stated in Subsection 1.07(b)(1) below until the deferral percentage stated in Subsection 1.07(a)(1) is reached (except that the increase will be limited to only the percentage needed to reach the limit stated in Subsection 1.07(a)(1), if applying the percentage in Subsection 1.07(b)(1) would exceed the limit stated in Subsection 1.07(a)(1)), unless the Employer has elected a lower percentage limit in Subsection 1.07(b)(2) below.

			(1)	Increase by % (not to exceed 10%) of Compensation. Such increased Deferral Contributions shall be pre-tax Deferral Contributions.

			(2)	☐ Limited to % of Compensation (not to exceed the percentage indicated in Subsection 1.07(a)(1)).

			(3)	Notwithstanding the above, the automatic deferral increase shall not apply to a Participant within the first six months following the date upon which Automatic Enrollment Contributions begin for such Participant.

1.08	EMPLOYEE CONTRIBUTIONS (AFTER TAX CONTRIBUTIONS)

	(a)	☐	Frozen Employee Contributions - Participants may not currently make after-tax Employee Contributions to the Plan, but the Employer does maintain frozen Employee Contributions Accounts.

1.09	ROLLOVER CONTRIBUTIONS

	(a)	☒	Rollover Contributions - Employees may roll over eligible amounts from other qualified plans to the Plan subject to the additional following requirements:

		(1)	☐	The Plan will not accept rollovers of after-tax employee contributions.

		(2)	☒	The Plan will not accept rollovers of designated Roth contributions. (Must be selected if Roth 401(k) Contributions are not elected in Subsection 1.07(a)(5).)

1.10	QUALIFIED NONELECTIVE EMPLOYER CONTRIBUTIONS

	(a)	Qualified Nonelective Employer Contributions – If any of the following Options is checked: 1.07(a), Deferral Contributions, or 1.11(a), Matching Employer Contributions, the Employer may contribute an amount which it designates as a Qualified Nonelective Employer Contribution to be included in the “ADP” or “ACP” test. Unless otherwise provided below, Qualified Nonelective Employer Contributions shall be allocated to all Participants who were eligible to participate in the Plan at any time during the Plan Year and are Non-Highly Compensated Employees in the ratio which each such Participant’s “testing compensation”, as defined in Subsection 6.01(r) of the Basic Plan Document, for the Plan Year bears to the total of all such Participants’ “testing compensation” for the Plan Year.

		(1)	☐	Qualified Nonelective Employer Contributions shall be allocated only among those Participants who are Non-Highly Compensated Employees and are designated by the Employer as eligible to receive a Qualified Nonelective Employer Contribution for the Plan Year. The amount of the Qualified Nonelective Employer Contribution allocated to each such Participant shall be as designated by the Employer, but not in excess of the “regulatory maximum.” The “regulatory maximum” means 5% (10% for Qualified Nonelective Contributions made in connection with the Employer’s obligation to pay prevailing wages under the Davis-Bacon Act) of the “testing compensation” for such Participant for the Plan Year. The “regulatory maximum” shall apply separately with respect to Qualified Nonelective Contributions to be included in the “ADP” test and Qualified Nonelective Contributions to be included in the “ACP” test. (Cannot be selected if the Employer has elected prior year testing in Subsection 1.06(a)(2).)

1.11	MATCHING EMPLOYER CONTRIBUTIONS

	(a)	☒	Matching Employer Contributions - The Employer shall make Matching Employer Contributions on behalf of each of its “eligible” Participants as provided in this Section 1.11. For purposes of this Section 1.11, an “eligible” Participant means any Participant who is an Active Participant during the Contribution Period and who satisfies the requirements of Subsection 1.11(e) or Section 1.13. (Check one):

		(1)	☐	Non-Discretionary Matching Employer Contributions - The Employer shall make a Matching Employer Contribution on behalf of each “eligible” Participant in an amount equal to the following percentage of the eligible contributions made by the “eligible” Participant during the Contribution Period (complete all that apply):

			(A)	☐	Flat Percentage Match:

				(i)	% to all “eligible” Participants.

			(B)	☐	Tiered Match: % of the first % of the “eligible” Participant’s Compensation contributed to the Plan,

% of the next % of the “eligible” Participant’s Compensation contributed to the Plan,

% of the next % of the “eligible” Participant’s Compensation contributed to the Plan.

Note: The group of “eligible” Participants benefiting under each match rate must satisfy the nondiscriminatory coverage requirements of Code Section 410(b).

			(C)	☐	Limit on Non-Discretionary Matching Employer Contributions (check the appropriate box(es)):

				(i)	☐ Contributions in excess of % of the “eligible” Participant’s Compensation for the Contribution Period shall not be considered for non-discretionary Matching Employer Contributions.

Note: If the Employer elected a percentage limit in (i) above and requested the Trustee to account separately for matched and unmatched Deferral and/or Employee Contributions made to the Plan, the non-discretionary Matching Employer Contributions allocated to each “eligible” Participant must be computed, and the percentage limit applied, based upon each payroll period.

				(ii)	☐ Matching Employer Contributions for each “eligible” Participant for each Plan Year shall be limited to $ .

		(2)	☐	Discretionary Matching Employer Contributions - The Employer may make a discretionary Matching Employer Contribution on behalf of each “eligible” Participant in accordance with Section 5.08 of the Basic Plan Document in an amount equal to a percentage of the eligible contributions made by each “eligible” Participant during the Contribution Period. Discretionary Matching Employer Contributions may be limited to match only contributions up to a specified percentage of Compensation or limit the amount of the match to a specified dollar amount.

Note: If the Matching Employer Contribution made in accordance with this Subsection 1.11(a)(2) matches different percentages of contributions for different groups of “eligible” Participants, it may need to be tested to show that it meets the requirements of Code Section 401(a)(4), nondiscrimination in benefits, rights, and features.

		(A)	☐	4% Limitation on Discretionary Matching Employer Contributions for Deemed Satisfaction of “ACP” Test -In no event may the dollar amount of the discretionary Matching Employer Contribution made on an “eligible” Participant’s behalf for the Plan Year exceed 4% of the “eligible” Participant’s Compensation for the Plan Year. (Only if Option 1.12(a)(3), 401(k) Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked.)

	(3)	☒	401(k) Safe Harbor Matching Employer Contributions - If the Employer elects one of the safe harbor formula Options provided in the 401(k) Safe Harbor Matching Employer Contributions Addendum to the Adoption Agreement and provides written notice each Plan Year to all Active Participants of their rights and obligations under the Plan, the Plan shall be deemed to satisfy the “ADP” test and, under certain circumstances, the “ACP” test. (Only if Option 1.07(a), Deferral Contributions is checked.)

(b)	☐	Additional Matching Employer Contributions -The Employer may at Plan Year end make an additional Matching Employer Contribution on behalf of each “eligible” Participant in an amount equal to a percentage of the eligible contributions made by each “eligible” Participant during the Plan Year. (Only if Option 1.11(a)(1) or (3) is checked.) The additional Matching Employer Contribution may be limited to match only contributions up to a specified percentage of Compensation or limit the amount of the match to a specified dollar amount.

Note: If the additional Matching Employer Contribution made in accordance with this Subsection 1.11(b) matches different percentages of contributions for different groups of “eligible” Participants, it may need to be tested to show that it meets the requirements of Code Section 401(a)(4), nondiscrimination in benefits, rights, and features.

	(1)	☐	4% Limitation on additional Matching Employer Contributions for Deemed Satisfaction of “ACP” Test - In no event may the dollar amount of the additional Matching Employer Contribution made on an “eligible” Participant’s behalf for the Plan Year exceed 4% of the “eligible” Participant’s Compensation for the Plan Year. (Only if Option 1.11(a)(3), 401(k) Safe Harbor Matching Employer Contributions, or Option 1.12(a)(3), 401(k) Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked.)

Note: If the Employer elected Option 1.11(a)(3), 401(k) Safe Harbor Matching Employer Contributions, above and wants to be deemed to have satisfied the “ADP” test, the additional Matching Employer Contribution must meet the requirements of Section 6.09 of the Basic Plan Document. In addition to the foregoing requirements, if the Employer elected Option 1.11(a)(3), 401(k) Safe Harbor Matching Employer Contributions, or Option 1.12(a)(3), 401(k) Safe Harbor Formula, with respect to Nonelective Employer Contributions, and wants to be deemed to have satisfied the “ACP” test with respect to Matching Employer Contributions for the Plan Year, the eligible contributions matched may not exceed the limitations in Section 6.10 of the Basic Plan Document.

(c)	Contributions Matched - The Employer matches the following contributions (check appropriate box(es)):

	(1)	Deferral Contributions - Deferral Contributions made to the Plan are matched at the rate specified in this Section 1.11. Catch-Up Contributions are not matched unless the Employer elects Option 1.11(c)(1)(A) below.

		(A)	☐	Catch-Up Contributions made to the Plan pursuant to Subsection 1.07(a)(4) are matched at the rates specified in this Section 1.11.

Note: Notwithstanding the above, if the Employer elected Option 1.11(a)(3), 401(k) Safe Harbor Matching Employer Contributions, Deferral Contributions shall be matched at the rate specified in the 401(k) Safe Harbor Matching Employer Contributions Addendum to the Adoption Agreement without regard to whether they are Catch-Up Contributions.

(d)	Contribution Period for Matching Employer Contributions - The Contribution Period for purposes of calculating the amount of Matching Employer Contributions is:

	(1)	☐	each calendar month.

	(2)	☐	each Plan Year quarter.

	(3)	☒	each Plan Year.

	(4)	☐	each payroll period.

The Contribution Period for additional Matching Employer Contributions described in Subsection 1.11(b) is the Plan Year.

Note: If Matching Employer Contributions are made more frequently than for the Contribution Period selected above, the Employer must calculate the Matching Employer Contribution required with respect to the full Contribution Period, taking into account the “eligible” Participant’s contributions and Compensation for the full Contribution Period, and contribute any additional Matching Employer Contributions necessary to “true up” the Matching Employer Contribution so that the full Matching Employer Contribution is made for the Contribution Period.

(e)	Continuing Eligibility Requirement(s) - A Participant who is an Active Participant during a Contribution Period and makes eligible contributions during the Contribution Period shall only be entitled to receive Matching Employer Contributions under Section 1.11 for that Contribution Period if the Participant satisfies the following requirement(s) (Check the appropriate box(es). Options (3) and (4) may not be elected together; Option (5) may not be elected with Option (2), (3), or (4); Options (2), (3), (4), (5), and (7) may not be elected with respect to Matching Employer Contributions if Option 1.11(a)(3), 401(k) Safe Harbor Matching Employer Contributions, is checked or if Option 1.12(a)(3), 401(k) Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked and the Employer intends to satisfy the Code Section 401(m)(11) safe harbor with respect to Matching Employer Contributions):

	(1)	☒	No requirements.

	(2)	☐	Is employed by the Employer or a Related Employer on the last day of the Contribution Period.

	(3)	☐	Earns at least 501 Hours of Service during the Plan Year. (Only if the Contribution Period is the Plan Year.)

	(4)	☐	Earns at least (not to exceed 1,000) Hours of Service during the Plan Year. (Only if the Contribution Period is the Plan Year.)

	(5)	☐	Either earns at least 501 Hours of Service during the Plan Year or is employed by the Employer or a Related Employer on the last day of the Plan Year. (Only if the Contribution Period is the Plan Year.)

	(6)	☐	Is not a Highly Compensated Employee for the Plan Year.

	(7)	☐	Is not a partner or a member of the Employer, if the Employer is a partnership or an entity taxed as a partnership.

Note: If Option (2), (3), (4), or (5) is adopted during a Contribution Period, such Option shall not become effective until the first day of the next Contribution Period. Matching Employer Contributions attributable to the Contribution Period that are funded during the Contribution Period shall not be subject to the eligibility requirements of Option (2), (3), (4), or (5). If Option (2), (3), (4), (5), or (7) is elected with respect to any Matching Employer Contributions and if Option 1.12(a)(3), 401(k) Safe Harbor Formula, is also elected, the Plan will not be deemed to satisfy the “ACP” test in accordance with Section 6.10 of the Basic Plan Document and will have to pass the “ACP” test each year.

	(f)	☐	Qualified Matching Employer Contributions - Prior to making any Matching Employer Contribution hereunder (other than a 401(k) Safe Harbor Matching Employer Contribution), the Employer may designate all or a portion of such Matching Employer Contribution as a Qualified Matching Employer Contribution that may be used to satisfy the “ADP” test on Deferral Contributions and excluded in applying the “ACP” test on Employee and Matching Employer Contributions. Unless the additional eligibility requirement is selected below, Qualified Matching Employer Contributions shall be allocated to all Participants who were Active Participants during the Contribution Period and who meet the continuing eligibility requirement(s) described in Subsection 1.11(e) above for the type of Matching Employer Contribution being characterized as a Qualified Matching Employer Contribution.

		(1)	☐	To receive an allocation of Qualified Matching Employer Contributions a Participant must also be a Non-Highly Compensated Employee for the Plan Year.

Note: Qualified Matching Employer Contributions may not be excluded in applying the “ACP” test for a Plan Year if the Employer elected Option 1.11(a)(3), 401(k) Safe Harbor Matching Employer Contributions, or Option 1.12(a)(3), 401(k) Safe Harbor Formula, with respect to Nonelective Employer Contributions, and the “ADP” test is deemed satisfied under Section 6.09 of the Basic Plan Document for such Plan Year.

1.12	NONELECTIVE EMPLOYER CONTRIBUTIONS

If (a) or (b) is elected below, the Employer may make Nonelective Employer Contributions on behalf of each of its “eligible” Participants in accordance with the provisions of this Section 1.12. For purposes of this Section 1.12, an “eligible” Participant means a Participant who is an Active Participant during the Contribution Period and who satisfies the requirements of Subsection 1.12(d) or Section 1.13.

Note: An Employer may elect both a fixed formula and a discretionary formula. If both are selected, the discretionary formula shall be treated as an additional Nonelective Employer Contribution and allocated separately in accordance with the allocation formula selected by the Employer.

	(a)	☐	Fixed Formula (check one or more):

		(1)	☐	Fixed Percentage Employer Contribution - For each Contribution Period, the Employer shall contribute for each “eligible” Participant a percentage of such “eligible” Participant’s Compensation equal to):

			(A)	% (not to exceed 25%) to all “eligible” Participants.

Note: The allocation formula in Option 1.12(a)(1)(A) above generally satisfies a design-based safe harbor pursuant to the regulations under Code Section 401(a)(4).

		(2)	☐	Fixed Flat Dollar Employer Contribution - The Employer shall contribute for each “eligible” Participant an amount equal to:

			(A)	$ to all “eligible” Participants. (Complete (i) below).

				(i)	The contribution amount is based on an “eligible” Participant’s service for the following period (check one of the following):

					(I)	☐	Each paid hour.

					(II)	☐	Each Plan Year.

			(III)	☐ Other: (must be a period within the Plan Year that does not exceed one week and is uniform with respect to all “eligible” Participants).

Note: The allocation formula in Option 1.12(a)(2)(A) above generally satisfies a design-based safe harbor pursuant to the regulations under Code Section 401(a)(4).

	(3)	☐	401(k) Safe Harbor Formula - The Nonelective Employer Contribution specified in the 401(k) Safe Harbor Nonelective Employer Contributions Addendum is intended to satisfy the safe harbor contribution requirements under Sections 401(k) and 401(m) of the Code such that the “ADP” test (and, under certain circumstances, the “ACP” test) is deemed satisfied. Please complete the 401(k) Safe Harbor Nonelective Employer Contributions Addendum to the Adoption Agreement. (Choose only if Option 1.07(a), Deferral Contributions is checked.)

(b)	☒	Discretionary Formula - The Employer may decide each Contribution Period whether to make a discretionary Nonelective Employer Contribution on behalf of “eligible” Participants in accordance with Section 5.10 of the Basic Plan Document.

	(1)	☒	Non-Integrated Allocation Formula - In the ratio that each “eligible” Participant’s Compensation bears to the total Compensation paid to all “eligible” Participants for the Contribution Period.

	(2)	☐	Integrated Allocation Formula - As (1) a percentage of each “eligible” Participant’s Compensation plus (2) a percentage of each “eligible” Participant’s Compensation in excess of the “integration level” as defined below. The percentage of Compensation in excess of the “integration level” shall be equal to the lesser of the percentage of the “eligible” Participant’s Compensation allocated under (1) above or the “permitted disparity limit” as defined below.

Note: An Employer that has elected Option 1.12(a)(3), 401(k) Safe Harbor Formula, may not take Nonelective Employer Contributions made to satisfy the 401(k) safe harbor into account in applying the integrated allocation formula described above.

		(A)	“Integration level” means the Social Security taxable wage base for the Plan Year, unless the Employer elects a lesser amount in (i) or (ii) below.

			(i)	% (not to exceed 100%) of the Social Security taxable wage base for the Plan Year, or

			(ii)	$ (not to exceed the Social Security taxable wage base).

“Permitted disparity limit” means the percentage provided by the following table:

The “Integration Level” is % of the Taxable Wage Base	The “Permitted Disparity Limit” is
20% or less	5.7%
More than 20%, but not more than 80%	4.3%
More than 80%, but less than 100%	5.4%
100%	5.7%

Note: An Employer who maintains any other plan that provides for Social Security Integration (permitted disparity) may not elect Option 1.12(b)(2).

	(c)	Contribution Period for Nonelective Employer Contributions - The Contribution Period for purposes of calculating the amount of Nonelective Employer Contributions is the Plan Year.

	(d)	Continuing Eligibility Requirement(s) - A Participant shall only be entitled to receive Nonelective Employer Contributions for a Plan Year under this Section 1.12 if the Participant is an Active Participant during the Plan Year and satisfies the following requirement(s) (Check the appropriate box(es) - Options (3) and (4) may not be elected together; Option (5) may not be elected with Option (2), (3), or (4); Options (2), (3), (4), (5), and (7) may not be elected with respect to Nonelective Employer Contributions under the fixed formula if Option 1.12(a)(3), 401(k) Safe Harbor Formula, is checked):

		(1)	☐	No requirements.

		(2)	☒	Is employed by the Employer or a Related Employer on the last day of the Contribution Period.

		(3)	☐	Earns at least 501 Hours of Service during the Plan Year. (Only if the Contribution Period is the Plan Year.)

		(4)	☐	Earns at least (not to exceed 1,000) Hours of Service during the Plan Year. (Only if the Contribution Period is the Plan Year.)

		(5)	☐	Either earns at least 501 Hours of Service during the Plan Year or is employed by the Employer or a Related Employer on the last day of the Plan Year. (Only if the Contribution Period is the Plan Year.)

		(6)	☐	Is not a Highly Compensated Employee for the Plan Year.

		(7)	☐	Is not a partner or a member of the Employer, if the Employer is a partnership or an entity taxed as a partnership.

Note: If Option (2) (3), (4), or (5) is adopted during a Contribution Period, such Option shall not become effective until the first day of the next Contribution Period. Nonelective Employer Contributions attributable to the Contribution Period that are funded during the Contribution Period shall not be subject to the eligibility requirements of Option (2), (3), (4), or (5).

1.13	EXCEPTIONS TO CONTINUING ELIGIBILITY REQUIREMENTS

	☐	Death, Disability, and Retirement Exceptions - All Participants who become disabled, as defined in Section 1.15, retire, as provided in Subsection 1.14(a), (b), or (c), or die are exempted from any last day or Hours of Service requirement.

1.14	RETIREMENT

	(a)	The Normal Retirement Age under the Plan is (check one):

		(1)	☒	age 65.

		(2)	☐	age (specify between 55 and 64).

		(3)	☐	later of age (not to exceed 65) or the (not to exceed 5th) anniversary of the Participant’s Employment Commencement Date.

	(b)	☐	The Early Retirement Age is the date the Participant attains age (specify 55 or greater) and completes years of Vesting Service.

Note: If this Option is elected, Participants who are employed by the Employer or a Related Employer on the date they reach Early Retirement Age shall be 100% vested in their Accounts under the Plan.

	(c)	☐	A Participant who becomes disabled, as defined in Section 1.15, is eligible for disability retirement.

Note: If this Option is elected, Participants who are employed by the Employer or a Related Employer on the date they become disabled shall be 100% vested in their Accounts under the Plan. Pursuant to Section 11.03 of the Basic Plan Document, a Participant is not considered to be disabled until he terminates his employment with the Employer.

1.15	DEFINITION OF DISABLED

A Participant is disabled if he/she meets any of the requirements selected below (check the appropriate box(es)):

	(a)	☐	The Participant satisfies the requirements for benefits under the Employer’s long-term disability plan.

	(b)	☐	The Participant satisfies the requirements for Social Security disability benefits.

	(c)	☐	The Participant is determined to be disabled by a physician approved by the Employer.

1.16	VESTING

A Participant’s vested interest in Matching Employer Contributions and/or Nonelective Employer Contributions, other than 401(k) Safe Harbor Matching Employer and/or 401(k) Safe Harbor Nonelective Employer Contributions elected in Subsection 1.11(a)(3) or 1.12(a)(3), shall be based upon his years of Vesting Service and the schedule selected in Subsection 1.16(c) below, except as provided in Subsection 1.16(d) or (e) below and the Vesting Schedule Addendum to the Adoption Agreement or as provided in Subsection 1.22(c).

	(a)	When years of Vesting Service are determined, the elapsed time method shall be used.

	(b)	☐	Years of Vesting Service shall exclude service prior to the Plan’s original Effective Date as listed in Subsection 1.01(g)(1) or Subsection 1.01(g)(2), as applicable.

	(c)	Vesting Schedule(s)

		(1)	Nonelective Employer Contributions (check one):			(2)	Matching Employer Contributions (check one):

			(A)	☐	N/A - No Nonelective Employer Contributions other than 401(k) Safe Harbor Nonelective Employer Contributions		(A)	☒	N/A – No Matching Employer Contributions other than 401(k) Safe Harbor Matching Employer Contributions

			(B)	☒	100% Vesting immediately		(B)	☐	100% Vesting immediately

			(C)	☐	3 year cliff (see C below)		(C)	☐	3 year cliff (see C below)

			(D)	☐	6 year graduated (see D below)		(D)	☐	6 year graduated (see D below)

			(E)	☐	Other vesting (complete E1 below)		(E)	☐	Other vesting (complete E2 below)

Years of Vesting Service	Applicable Vesting Schedule(s)
	C	D	E1		E2
0	0%	0%		%		%
1	0%	0%		%		%
2	0%	20%		%		%
3	100%	40%		%		%
4	100%	60%		%		%
5	100%	80%		%		%
6 or more	100%	100%		%	100%

Note: A schedule elected under E1 or E2 above must be at least as favorable as one of the schedules in C or D above.

Note: If the vesting schedule is amended and a Participant’s vested interest calculated using the amended vesting schedule is less in any year than the Participant’s vested interest calculated under the Plan’s vesting schedule in effect immediately before the amendment, the amended vesting schedule shall apply only to Employees hired on or after the effective date of the amendment. Please select paragraph (e) below and complete Section (b) of the Vesting Schedule Addendum to the Adoption Agreement describing the vesting schedule in effect for Employees hired before the effective date of the amendment.

Note: If the vesting schedule is amended, the amended vesting schedule shall apply only to Participants who are Active Participants on or after the effective date of the amendment not subject to the prior vesting schedule as provided in the preceding Note. Participants who are not Active Participants on or after that date shall be subject to the prior vesting schedule. Please select paragraph (e) below and complete Section (b) of the Vesting Schedule Addendum to the Adoption Agreement describing the prior vesting schedule.

(d)	☐	A less favorable vesting schedule than the vesting schedule selected in 1.16(c)(2) above applies to Matching
Employer Contributions made for Plan Years beginning before the EGTRRA effective date. Please complete
Section (a) of the Vesting Schedule Addendum to the Adoption Agreement.

	(e)	☐	A vesting schedule or schedules different from the vesting schedule(s) selected above applies to certain Participants. Please complete Section (b) of the Vesting Schedule Addendum to the Adoption Agreement.

1.17	PREDECESSOR EMPLOYER SERVICE

	(a)	☐	Service for purposes of eligibility in Subsection 1.04(b) and vesting in Subsection 1.16 of this Plan shall include service with the following predecessor employer(s):

1.18	PARTICIPANT LOANS

	(a)	☐	Participant loans are allowed in accordance with Article 9 and loan procedures outlined in the Service Agreement.

1.19	IN-SERVICE WITHDRAWALS

Participants may make withdrawals prior to termination of employment under the following circumstances (check the appropriate box(es)):

	(a)	☒	Hardship Withdrawals - Hardship withdrawals shall be allowed in accordance with Section 10.05 of the Basic Plan Document, subject to a $500 minimum amount.

		(1)	Hardship withdrawals will be permitted from:

			(A)	☒	Participant’s Deferral Contributions Account only.

			(B)	☐	The Accounts specified in the In-Service Withdrawals Addendum. Please complete Section (a) in In-Service Withdrawals Addendum.

	(b)	☒	Age 59 1/2 - Participants shall be entitled to receive a distribution of all or any portion of the following Accounts upon attainment of age 59 1/2 (check one):

		(1)	☐	Deferral Contributions Account.

		(2)	☒	All vested Account balances.

	(c)	Withdrawal of Employee Contributions and Rollover Contributions

		(1)	Employee Contributions may be withdrawn in accordance with Section 10.02 of the Basic Plan Document at any time.

		(2)	Rollover Contributions may be withdrawn in accordance with Section 10.03 of the Basic Plan Document at any time.

	(d)	☐	Protected In-Service Withdrawal Provisions - Check if the Plan was converted by plan amendment or received transfer contributions from another defined contribution plan, and benefits under the other defined contribution plan were payable as (check the appropriate box(es)):

		(1)	☐	an in-service withdrawal of vested amounts attributable to Employer Contributions maintained in a Participant’s Account (check (A) and/or (B)):

			(A)	☐	for at least (24 or more) months.

			(B)	☐	after the Participant has at least 60 months of participation.

		(2)	☐	another in-service withdrawal option that is a “protected benefit” under Code Section 411(d)(6). Please complete the In-Service Withdrawals Addendum to the Adoption Agreement identifying the in-service withdrawal option(s).

1.20	FORM OF DISTRIBUTIONS

Subject to Section 13.01, 13.02 and Article 14 of the Basic Plan Document, distributions under the Plan shall be paid as provided below. (Check the appropriate box(es).)

	(a)	Lump Sum Payments - Lump sum payments are always available under the Plan.

	(b)	☒	Installment Payments - Participants may elect distribution under a systematic withdrawal plan (installments).

	(c)	☐	Annuities (Check if the Plan is retaining any annuity form(s) of payment.)

		(1)	An annuity form of payment is available under the Plan for the following reason(s) (check (A) and/or (B), as applicable):

			(A)	☐	As a result of the Plan’s receipt of a transfer of assets from another defined contribution plan or pursuant to the Plan terms prior to the Adoption Agreement Effective Date specified in Subsection 1.01(g)(1), benefits were previously payable in the form of an annuity that the Employer elects to continue to be offered as a form of payment under the Plan.

			(B)	☐	The Plan received a transfer of assets from a plan that was subject to the minimum funding requirements of Code Section 412 and therefore an annuity form of payment is a protected benefit under the Plan in accordance with Code Section 411(d)(6).

		(2)	The normal form of payment under the Plan is (check (A) or (B)):

			(A)	☐	A lump sum payment.

				(i)	Optional annuity forms of payment (check (I) and/or (II), as applicable). (Must check and complete (I) if a life annuity is one of the optional annuity forms of payment under the Plan.)

(I) ☐

A married Participant who elects an annuity form of payment shall receive a qualified joint and         % (at least 50% but not more than 100%) survivor annuity. An unmarried Participant shall receive a single life annuity.

The qualified preretirement survivor annuity provided to the spouse of a married Participant who elects an annuity form of payment is purchased with         % (at least 50%) of the Participant’s Account.

					(II) ☐	Other annuity form(s) of payment. Please complete Section (a) of the Forms of Payment Addendum describing the other annuity form(s) of payment available under the Plan.

			(B)	☐	A life annuity (complete (i) and (ii) and check (iii) if applicable.)

				(i)	The normal form for married Participants is a qualified joint and % (at least 50% but not more than 100%) survivor annuity. The normal form for unmarried Participants is a single life annuity.

(ii) The qualified preretirement survivor annuity provided to a Participant’s spouse is purchased with % (at least 50%) of the Participant’s Account.

(iii) ☐ Other annuity form(s) of payment. Please complete Subsection (a) of the Forms of Payment Addendum describing the other annuity form(s) of payment available under the Plan.

	(d)	☐	Eliminated Forms of Payment Not Protected Under Code Section 411(d)(6). Check if benefits were payable in a form of payment that is no longer being offered after either the Adoption Agreement Effective Date specified in Subsection 1.01(g)(1) or, if forms of payment are being eliminated by a separate amendment, the amendment effective date indicated on the Amendment Execution Page.

Note: A life annuity option will continue to be an available form of payment for any Participant who elected such life annuity payment before the effective date of its elimination.

	(e)	Cash Outs and Implementation of Required Rollover Rule

		(1)	☒	If the vested Account balance payable to an individual is less than or equal to the cash out limit utilized for such individual under Section 13.02 of the Basic Plan Document, such Account will be distributed in accordance with the provisions of Section 13.02 or 18.04 of the Basic Plan Document. Unless otherwise elected below, the cash out limit is $1,000.

			(A)	☐ The cash out limit utilized for Participants is the maximum cash out limit permitted under Code Section 411(a)(11)(A) ($5,000 as of January 1, 2005). Any distribution greater than $1,000 that is made to a Participant without the Participant’s consent before the Participant’s Normal Retirement Age (or age 62, if later) will be rolled over to an individual retirement plan designated by the Plan Administrator.

1.21	TIMING OF DISTRIBUTIONS

Except as provided in Subsection 1.21(a) or (b) distribution shall be made to an eligible Participant from his vested interest in his Account as soon as reasonably practicable following the Participant’s request for distribution pursuant to Article 12 of the Basic Plan Document.

	(a)	Distribution shall be made to an eligible Participant from his vested interest in his Account as soon as reasonably practicable following the date the Participant’s application for distribution is received by the Administrator, but in no event later than his Required Beginning Date, as defined in Subsection 2.01(tt).

	(b)	☒	Preservation of Same Desk Rule - Check if the Employer wants to continue application of the same desk rule described in Subsection 12.01(b) of the Basic Plan Document regarding distribution of Deferral Contributions, Qualified Nonelective Employer Contributions, Qualified Matching Employer Contributions, 401(k) Safe Harbor Matching Employer Contributions, and 401(k) Safe Harbor Nonelective Employer Contributions. (If any of the above-listed contribution types were previously distributable upon severance from employment, this Option may not be selected.)

1.22	TOP HEAVY STATUS

	(a)	The Plan shall be subject to the Top-Heavy Plan requirements of Article 15 (check one):

		(1)	☐	for each Plan Year, whether or not the Plan is a “top-heavy plan” as defined in Subsection 15.01(g) of the Basic Plan Document.

		(2)	☒	for each Plan Year, if any, for which the Plan is a “top-heavy plan” as defined in Subsection 15.01(g) of the Basic Plan Document.

(3)	☐	Not applicable. (Choose only if (A) Plan covers only employees subject to a collective bargaining agreement, or (B) Option 1.11(a)(3), 401(k) Safe Harbor Matching Employer Contributions, or Option 1.12(a)(3),
401(k) Safe Harbor Formula, is selected, and the Plan does not provide for Employee Contributions or any other type of Employer Contributions.)

(b)	If the Plan is or is treated as a “top-heavy plan” for a Plan Year, each non-key Employee shall receive an Employer Contribution of at least 3.0 (3 or 5)% of Compensation for the Plan Year in accordance with Section 15.03 of the Basic Plan Document. The minimum Employer Contribution provided in this Subsection 1.22(b) shall be made under this Plan only if the Participant is not entitled to such contribution under another qualified plan of the Employer, unless the Employer elects otherwise below:

	(1)	☐	The minimum Employer Contribution shall be paid under this Plan in any event.

	(2)	☐	Another method of satisfying the requirements of Code Section 416. Please complete the 416 Contributions Addendum to the Adoption Agreement describing the way in which the minimum contribution requirements will be satisfied in the event the Plan is or is treated as a “top-heavy plan”.

	(3)	☐	Not applicable. (Choose only if (A) Plan covers only employees subject to a collective bargaining agreement, or (B) Option 1.11(a)(3), 401(k) Safe Harbor Matching Employer Contributions, or Option 1.12(a)(3), 401(k) Safe Harbor Formula, is selected and the Plan does not provide for Employee Contributions or any other type of Employer Contributions.)

Note: The minimum Employer contribution may be less than the percentage indicated in Subsection 1.22(b) above to the extent provided in Section 15.03 of the Basic Plan Document.

(c)	If the Plan is or is treated as a “top-heavy plan” for a Plan Year, the following vesting schedule shall apply instead of the schedule(s) elected in Subsection 1.16(c) for such Plan Year and each Plan Year thereafter (check one):

	(1)	☐	Not applicable. (Choose only if one of the following applies: (A) Plan provides for Nonelective Employer Contributions and the schedule elected in Subsection 1.16(c)(1) is at least as favorable in all cases as the schedules available below, (B) Option 1.11(a)(3), 401(k) Safe Harbor Matching Employer Contributions, or Option 1.12(a)(3), 401(k) Safe Harbor Formula, is selected, and the Plan does not provide for Employee Contributions or any other type of Employer Contributions, or (C) the Plan covers only employees subject to a collective bargaining agreement.)

	(2)	☒	100% vested after 0 (not in excess of 3) years of Vesting Service.

	(3)	☐	Graded vesting:

Years of Vesting Service	Vesting Percentage	Must be At Least
0		0%
1		0%
2		20%
3		40%
4		60%
5		80%
6 or more		100%

Note: If the Plan provides for Nonelective Employer Contributions and the schedule elected in Subsection 1.16(c)(1) is more favorable in all cases than the schedule elected in Subsection 1.22(c) above, then the schedule in Subsection 1.16(c)(1) shall continue to apply even in Plan Years in which the Plan is a “top-heavy plan”.

1.23	CORRECTION TO MEET 415 REQUIREMENTS UNDER MULTIPLE DEFINED CONTRIBUTION PLANS

☐ Other Order for Limiting Annual Additions – If the Employer maintains other defined contribution plans, annual additions to a Participant’s Account shall be limited as provided in Section 6.12 of the Basic Plan Document to meet the requirements of Code Section 415, unless the Employer elects this Option and completes the 415 Correction Addendum describing the order in which annual additions shall be limited among the plans.

1.24	INVESTMENT DIRECTION

Investment Directions – Subject to Section 8.03 of the Basic Plan Document, Participant Accounts shall be invested in accordance with the investment directions provided to the Trustee by each Participant for allocating his entire Account among the Options listed in the Service Agreement.

1.25	ADDITIONAL PROVISIONS

The Employer may elect Option (a) below and complete the Additional Provisions Addendum to describe provisions which cannot be shown by making the elections provided in this Adoption Agreement.

(a) ☐ The Employer has completed Additional Provisions Addendum to show the provisions of the Plan which supplement and/or alter provisions of this Adoption Agreement.

1.26	SUPERSEDING PROVISIONS

The Employer may elect Option (a) below and complete the Superseding Provisions Addendum to describe overriding provisions which cannot be shown by making the elections provided in this Adoption Agreement.

(a) ☐ The Employer has completed Superseding Provisions Addendum to show the provisions of the Plan which supersede provisions of this Adoption Agreement and/or the Basic Plan Document.

Note: If the Employer elects superseding provisions in Option (a) above, the Employer may not be permitted to rely on the Volume Submitter Sponsor’s advisory letter for qualification of its Plan and may be required to apply for a determination letter as described in Section 1.27 below. In addition, such superseding provisions may in certain circumstances affect the Plan’s status as a pre-approved volume submitter plan eligible for the 6-year remedial amendment cycle.

1.27	RELIANCE ON ADVISORY LETTER

An adopting Employer may rely on an advisory letter issued by the Internal Revenue Service as evidence that this Plan is qualified under Code Section 401 only to the extent provided in Section 19.02 of Revenue Procedure 2005 16. The Employer may not rely on the advisory letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the advisory letter issued with respect to this Plan and in Section 19.03 of Revenue Procedure 2005-16. In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service.

Failure to properly complete the Adoption Agreement and failure to operate the Plan in accordance with the terms of the Plan document may result in disqualification of the Plan.

This Adoption Agreement may be used only in conjunction with Fidelity Basic Plan Document No. 14. The Volume Submitter Sponsor shall inform the adopting Employer of any amendments made to the Plan or of the discontinuance or abandonment of the volume submitter plan document.

1.28	ELECTRONIC SIGNATURE AND RECORDS

This Adoption Agreement, and any amendment thereto, may be executed or affirmed by an electronic signature or electronic record permitted under applicable law or regulation, provided the type or method of electronic signature or electronic record is acceptable to the Trustee.

1.29	VOLUME SUBMITTER INFORMATION

Name of Volume Submitter Sponsor:	Fidelity Management & Research Company

Address of Volume Submitter Sponsor:	82 Devonshire Street Boston, MA 02109

EXECUTION PAGE

(Employer’s Copy)

The Fidelity Basic Plan Document No. 14 and the accompanying Adoption Agreement together comprise the Volume Submitter Defined Contribution Plan. It is the responsibility of the adopting Employer to review this volume submitter plan document with its legal counsel to ensure that the volume submitter plan is suitable for the Employer and that Adoption Agreement has been properly completed prior to signing.

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 4th day of March, 2010.

Employer:	ACADIA Pharmaceuticals, Inc.
By:	/s/ Thomas H. Aasen
Title:	VP & CFO

Note: Only one authorized signature is required to execute this Adoption Agreement unless the Employer’s corporate policy mandates two authorized signatures.

Employer:
By:
Title:

Accepted by: Fidelity Management Trust Company, as Trustee

By:	/s/ Matthew L. Sears	Date:	March 4, 2010
Title:	Authorized Signatory

EXECUTION PAGE

(Trustee’s Copy)

The Fidelity Basic Plan Document No. 14 and the accompanying Adoption Agreement together comprise the Volume Submitter Defined Contribution Plan. It is the responsibility of the adopting Employer to review this volume submitter plan document with its legal counsel to ensure that the volume submitter plan is suitable for the Employer and that Adoption Agreement has been properly completed prior to signing.

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this             day of                     ,             .

Employer:
By:
Title:

Note: Only one authorized signature is required to execute this Adoption Agreement unless the Employer’s corporate policy mandates two authorized signatures.

Employer:
By:
Title:

Accepted by: Fidelity Management Trust Company, as Trustee

By:	Date:
Title:

401(K) SAFE HARBOR MATCHING EMPLOYER CONTRIBUTIONS ADDENDUM

for

Plan Name: ACADIA Pharmaceuticals 401(k) Plan and Trust

Note: Safe Harbor Matching Employer Contributions will be made on behalf of “eligible” Participants, as defined in Section 1.11.

(a)	401(k) Safe Harbor Matching Employer Contributions Formula

Note: 401(k) Safe Harbor Matching Employer Contributions will only satisfy the “ADP” test with respect to Deferral Contributions made under this Plan.

Note: Matching Employer Contributions made under this Option must be 100% vested when made and may only be distributed because of death, disability, severance from employment, age 59 1/2, or termination of the Plan without the establishment of a successor plan. In addition, each Plan Year, the Employer must provide written notice to all Active Participants of their rights and obligations under the Plan.

	(1)	☐	100% of the first 3 % of the “eligible” Participant’s Compensation contributed to the Plan and 50% of the next 2% of the “eligible” Participant’s Compensation contributed to the Plan

		(A)	☐	401(k) Safe Harbor Matching Employer Contributions shall not be made on behalf of Highly Compensated Employees.

Note: If the Employer selects this formula and does not elect Option 1.11(b), Additional Matching

Employer Contributions, Matching Employer Contributions will automatically meet the safe harbor contribution requirements for deemed satisfaction of the “ACP” test. (Employee Contributions must still be tested.)

	(2)	☒ Other Enhanced Match: 100.00% of the first 5% of the “eligible” Participant’s Compensation contributed to the Plan,

Note: To satisfy the 401(k) safe harbor contribution requirement for the “ADP” test, the percentages specified above for Matching Employer Contributions may not increase as the percentage of Compensation contributed increases, and the aggregate amount of Matching Employer Contributions at such rates must at least equal the aggregate amount of Matching Employer Contributions which would be made under the percentages described in Subsection (a)(1) of this Addendum.

		(A)	☐	401(k) Safe Harbor Matching Employer Contributions shall not be made on behalf of Highly Compensated Employees.

		(B)	☒	The formula specified above is also intended to satisfy the safe harbor contribution requirement for deemed satisfaction of the “ACP” test with respect to Matching Employer Contributions. (Employee Contributions must still be tested.)

Note: To satisfy the safe harbor contribution requirement for the “ACP” test, the Deferral Contributions and/or Employee Contributions matched cannot exceed 6% of an “eligible” Participant’s Compensation.

Volume Submitter Defined Contribution Plan

ADDENDUM TO ADOPTION AGREEMENT

Fidelity Basic Plan Document No. 14

RE: Pension Protection Act of 2006,

The Heroes Earnings Assistance and Relief Act of 2008,

The Worker, Retiree and Employee Recovery Act of 2008

And Code Sections 401(k) and 401(m) 2009 Proposed Regulations

Plan Name: ACADIA Pharmaceuticals 401(k) Plan and Trust

Fidelity 5-digit Plan Number: 43581

PREAMBLE

Adoption and Effective Date of Amendment. This amendment of the Plan is adopted to reflect certain provisions of the Pension Protection Act of 2006 (the “PPA”). This amendment is intended as good faith compliance with the PPA and is to be construed in accordance with applicable guidance. Except as otherwise provided below, this amendment shall be effective with respect to Fidelity’s Volume Submitter plan for Plan Years beginning after December 31, 2006.

Supersession of Inconsistent Provisions. This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment. (Execution of this PPA Addendum is not required unless one of (a) through (h) is being selected below and no provision of this PPA Addendum will be interpreted to supersede the provisions of the Plan unless selected below.)

(a)	☐	In-service, Age 62 Distribution of Money Purchase Benefits. A Participant who has attained at least age 62 shall be eligible to elect to receive a distribution of benefit amounts accrued as a result of the Participant’s participation in a money purchase pension plan (either due to a merger into this Plan of money purchase pension plan assets and liabilities or because this Plan is a money purchase pension plan), if any. This subsection (a) shall be effective to permit such distributions on and after the following effective date: (can be no earlier than the first day of the first plan year beginning after December 31, 2006).

(b)	☐	Automatic Enrollment Contributions. (Choose only if selecting (d) or (e) below.)

	(1)	Adoption of Automatic Enrollment Contributions. Beginning on the effective date of this paragraph (1), as provided in paragraph (A) below (the “Automatic Enrollment Effective Date”) and subject to the remainder of this Subsection (b), unless an Eligible Employee affirmatively elects otherwise, his Compensation will be reduced by % (except as such percentage may be modified for certain Eligible Employees through the Additional Provisions Addendum to the Adoption Agreement, the “Automatic Enrollment Rate”), such percentage to be increased in accordance with Subsection (c) (if applicable), for each payroll period in which he is an Active Participant, beginning as indicated in (2) below, and the Employer will make a pre-tax Deferral Contribution in such amount on the Participant’s behalf in accordance with the provisions of Section 5.03 of the Basic Plan Document (an “Automatic Enrollment Contribution”).

(A) Automatic Enrollment Effective Date:

	(B)	If the Plan had an automatic contribution arrangement before the Automatic Enrollment Effective Date provided in (A) above (the “Pre-existing Arrangement”), the effective date of the Preexisting Arrangement was: .

Please also check (i) and/or (ii) below if applicable:

		(i)	☐	The Pre-existing Arrangement was a Qualified Automatic Contribution Arrangement described in Code section 401(k)(13)(B).

		(ii)	☐	The Pre-existing Arrangement was an Eligible Automatic Contribution Arrangement described in Code section 414(w)(3).

(2)	With respect to an affected Participant, Automatic Enrollment Contributions will begin as soon as administratively feasible on or after (check one):

	(A)	☐	The Participant’s Entry Date.

	(B)	☐	(minimum of 30) days following the Participant’s date of hire, but no sooner than the Participant’s Entry Date.

Within a reasonable period ending no later than the day prior to the date Compensation subject to the reduction would otherwise become available to the Participant, an Eligible Employee may make an affirmative election not to have Automatic Enrollment Contributions made on his behalf. If an Eligible Employee makes no such affirmative election, his Compensation shall be reduced and Automatic Enrollment Contributions will be made on his behalf in accordance with the provisions of this Subsection (b), and Subsection (c), if applicable, until such Active Participant elects to change or revoke such Deferral Contributions as provided in Subsection 1.07(a)(1). Automatic Enrollment Contributions shall be made only on behalf of Active Participants who are first hired by the Employer on or after the Automatic Enrollment Effective Date and do not have a Reemployment Commencement Date, unless otherwise provided below.

(3)	☐	Additionally, subject to the Note below, unless such affected Participant affirmatively elects otherwise within the reasonable period established by the Plan Administrator, Automatic Enrollment Contributions will be made with respect to the Employees described below. (Check all that apply).

	(A)	☐	Inclusion of Previously Hired Employees. On the later of the date specified in Subsection (b)(2) with regard to such Eligible Employee or as soon as administratively feasible on or after the 30th day following the Notification Date specified in (iii) below, Automatic Enrollment Contributions will begin for the following Eligible Employees who were hired before the Automatic Enrollment Effective Date and have not had a Reemployment Commencement Date. (Check (i) or (ii), complete (iii), and complete (iv), if applicable).

		(i)	☐	Unless otherwise elected in (iv) below, all such Employees who have never had a Deferral Contribution election in place. If the Employer has elected a QACA in Subsection (d) below, then for the effective date of this election, all Participants for whom contributions are being made pursuant to an automatic contribution arrangement at a percentage not at least equal to the rate specified above (or the limit of automatic increase(s) as specified in Subsection (c)(2) below, if greater) will be automatically enrolled on the 30th day following the Notification Date at the rate given in Subsection (b)(1) above.

		(ii)	☐	Unless otherwise elected in (iv) below, all such Employees who have never had a Deferral Contribution election in place and were hired by the Employer before the Automatic Enrollment Effective Date, but after the following date: .

			(iii)	Notification Date: .

			(iv)	☐	In addition to the group of Employees elected in (i) or (ii) above, any Employee described in (i) or (ii) above, as applicable, even if he has had a Deferral Contribution election in place previously, provided he is not suspended from making Deferral Contributions pursuant to the Plan and has a deferral rate of zero on the Notification Date. If the Employer has elected a QACA in Subsection (d) below, then for the effective date of this election, all Participants not deferring a percentage at least equal to the rate specified above (or the limit of automatic increase(s) as specified in Subsection (c)(2) below, if greater) will be automatically enrolled on the 30th day following the Notification Date at the rate given in Subsection (b)(1) above.

		(B)	☐

Inclusion of Rehired Employees. Unless otherwise stated herein, each Eligible Employee having a Reemployment Commencement Date on the Automatic Enrollment Effective Date. If Subsection (b)(3)(A)(ii) is selected, only such Employees with a Reemployment Commencement on or after the date specified in Subsection (b)(3)(A)(ii) will be automatically enrolled. If Subsection (b)(3)(A) is not selected, only such Employees with a Reemployment Commencement on or after the Automatic Enrollment Effective Date will be automatically enrolled. If Subsection (b)(2)(B) has been elected above, for purposes of Subsection (b)(2) only, such Employee’s Reemployment Commencement Date will be treated as his date of hire.

(c)	☐	Automatic Deferral Increase (Choose only if Automatic Enrollment Contributions are elected in Subsection (b) above) - Unless an Eligible Employee affirmatively elects otherwise after receiving appropriate notice, Deferral Contributions for each Active Participant having Automatic Enrollment Contributions made on his behalf shall be increased annually by the (whole number) percentage of Compensation stated in (1) below until the deferral percentage stated in Section 1.07(a)(1) is reached (except that the increase will be limited to only the percentage needed to reach the limit stated in Section 1.07(a)(1), if applying the percentage in (1) would exceed the limit stated in Section 1.07(a)(1)), unless the Employer has elected a lower percentage limit in Subsection (c)(2) below.

	(1)	Increase by % (except as such percentage may be modified for certain Eligible Employees through the Additional Provisions Addendum to the Adoption Agreement, but not to exceed 10%) of Compensation. Such increased Deferral Contributions shall be pre-tax Deferral Contributions regardless of any election made by the Participant to have any portion of his Deferral Contributions treated as a Roth 401(k) Contribution.

	(2)	☐	Limited to % of Compensation (not to exceed the percentage indicated in Subsection 1.07(a)(1)).

	(3)	The Automatic Deferral Increase for each Participant still subject to it pursuant to Section 5.03(c) of the Basic Plan Document shall occur:

		(A)	☐	On each anniversary of such Participant’s automatic enrollment date pursuant to (b)(2) or (b)(3) above, as applicable.

		(B)	☐	Except if selected below with regard to the first such annual increase, each year on the following date:

				(i) ☐	The automatic deferral increase shall not apply to a Participant within the first six months following the automatic enrollment date pursuant to (b)(2) or (b)(3) above, as applicable.

(d)	☐	Qualified Automatic Contribution Arrangement. The automatic contribution arrangement described in Sections (b) and (c) (if applicable) of this Addendum shall constitute a qualified automatic contribution arrangement described in Code Section 401(k)(13) (“QACA”), initially effective as of the following date: (can be no earlier than the first day of the first plan year beginning after December 31, 2007).

(1)	☐	QACA Matching Employer Contribution Formula. Matching Employer Contributions used to satisfy the QACA must vest at least as rapidly as 100% once the Participant is credited with two Years of Service.

	(A)	☐	100% of the first 1% of the Active Participant’s Compensation contributed to the Plan and 50% of the next 5% of the Active Participant’s Compensation contributed to the Plan.

Note: If the Employer selects this formula and does not elect Subsection 1.11(b) (or Subsection 1.11(f) through the Additional Provisions Addendum, as appropriate), Additional Matching Employer Contributions, Matching Employer Contributions will automatically meet the safe harbor contribution requirements for deemed satisfaction of the “ACP” test. (Employee Contributions must still be tested for “ACP” test purposes.)

	(B)	(i)	☐ Other Enhanced Match: % of the first % of the Active Participant’s Compensation contributed to the Plan,

% of the next % of the Active Participant’s Compensation contributed to the Plan,

% of the next % of the Active Participant’s Compensation contributed to the Plan.

Note: To satisfy the safe harbor contribution requirement for the “ADP” test, the percentages specified above for Matching Employer Contributions may not increase as the percentage of Compensation contributed increases, and the aggregate amount of Matching employer contributions at such rates must at least equal the aggregate amount of Matching Employer Contributions that would be made under the percentages described in (d)(1)(A) of this Addendum.

		(ii)	☐

The formula in (i) of this paragraph (B) is also intended to satisfy the safe harbor contribution requirement for deemed satisfaction of the “ACP” test with respect to Matching Employer Contributions. (Employee Contributions must still be tested for

“ACP” test purposes.)

	(C)	☐	Safe harbor Matching Employer Contributions shall not be made on behalf of Highly Compensated Employees.

(2)	☐	QACA Nonelective Employer Contribution. Nonelective Employer Contributions used to satisfy the QACA must vest at least as rapidly as 100% once the Participant is credited with two Years of Service.

	(A)	☐	For each Plan Year, the Employer shall contribute for each eligible Active Participant an amount equal to % (not less than 3% nor more than 25%) of such Active Participant’s Compensation.

	(B)	☐	The Employer may decide each Plan Year whether to amend the Plan by electing and completing (i) below to provide for a contribution on behalf of each eligible Active Participant in an amount equal to at least 3% of such Active Participant’s Compensation.

Note: An employer that has selected paragraph (B) above must amend the Plan by electing (i) below no later than 30 days prior to the end of each Plan Year for which the QACA Nonelective Employer Contributions are being made.

		(i)	☐ For the Plan Year beginning , the Employer shall contribute for each eligible Active Participant an amount equal to % (not less than 3% nor more than 25%) of such Active Participant’s Compensation.

		(C)	☐ QACA Nonelective Employer Contributions shall not be made on behalf of Highly Compensated Employees.

		(D)	☐ The employer has elected to make Matching Employer Contributions under Subsection 1.10 of the Adoption Agreement, if any, that are intended to meet the requirements for deemed satisfaction of the “ACP” test with respect to Matching Employer Contributions.

	(3)	☐	The Plan previously had a QACA, but the Plan was amended to remove the QACA effective:

(e)	☐	Eligible Automatic Contribution Arrangement. The automatic contribution arrangement described in Sections (b) and (c) (if applicable) of this Addendum shall constitute an eligible automatic enrollment arrangement described in Code Section 414(w) (“EACA”), effective as of the following date: (can be no earlier than the first day of the first plan year beginning after December 31, 2007).

	(1)	☐	Permissible Withdrawal. A Participant who has made an Automatic Enrollment Contribution pursuant to the EACA (an “EACA Participant”) shall be eligible to elect to withdraw the amount attributable to such Automatic Enrollment Contribution pursuant to the following rules:

		(A)	The EACA Participant must make any such election within ninety days of his automatic enrollment date pursuant to (b)(2) or (b)(3) above, as applicable. Upon making such an election, the EACA Participant’s Deferral Contribution election will be set to zero until such time as the EACA Participant’s Deferral Contribution rate has changed pursuant to Section 1.07(a)(1) or this Addendum.

		(B)	The amount of such withdrawal shall be equal to the amount of the EACA Deferrals through the end of the fifteen day period beginning on the date the Participant makes the election described in (A) above, adjusted for allocable gains and losses to the date of such withdrawal.

		(C)	Any amounts attributable to Employer Matching Contributions allocated to the Account of an EACA Participant with respect to EACA Deferrals that have been withdrawn pursuant to this Section (e)(1) shall be forfeited. In the event that Employer Matching Contributions would otherwise be allocated to the EACA Participant’s Account with respect to EACA Deferrals that have been so withdrawn, the Employer shall not contribute such Employer Matching Contributions to the Plan.

	(2)		An Active Participant who is otherwise covered by the EACA but who makes an affirmative election regarding the amount of Deferral Contributions shall remain covered by the EACA solely for purposes of receiving any required notice from the Plan Administrator in connection with the EACA and for purposes of determining the period applicable to the distribution of certain excess contributions pursuant to Sections 6.04 and 6.07 of the Basic Plan Document.

	(3)	☐	The Plan previously allowed the Permissible Withdrawal described in (e)(1) above, but the Plan was amended to remove the Permissible Withdrawal effective for Participants automatically enrolled on or after the following date: .

(f)	☐	Coverage under the QACA and/or EACA. The QACA and/or EACA described in the previous sections of this PPA Addendum shall cover only those Active Participants eligible to affirmatively elect to make Deferral Contributions described below (Check all that apply. If Option (e)(1), Permissible Withdrawal, has been selected by the Employer, then all Employees subject to an automatic enrollment arrangement through the Plan must be covered by the EACA.):

	(1)	☐	Those who are not employees of an unrelated employer listed in Section (c) of the Participating Employers Addendum and are not collectively bargained employees, as defined in Treasury Regulation section 1.410(b)- 6(d)(2).

	(2)	☐	Those who are not employees of an unrelated employer listed in Section (c) of the Participating Employers Addendum and are collectively bargained employees, as defined in Treasury Regulation section 1.410(b)-6(d)(2), except for those covered under the following collective bargaining agreement(s): .

	(3)	☐	Those who are employees of an unrelated employer listed in Section (c) of the Participating Employers Addendum, except as provided in (A) below if selected.

(A) ☐

Employees of the following unrelated employer(s) listed in Section (c) of the Participating Employers Addendum shall not be covered by the QACA and/or EACA:

________________________________________________________________.

____________________________________________________________.

Note: In the event the Plan’s automatic contribution arrangement is both an EACA and a QACA, the Employer’s elections in this subsection (f) apply to both the EACA and the QACA.

(g)	☐

Qualified Reservist Distribution. A Participant called to active duty after September 11, 2001 for a period that is either indefinite or to exceed 179 days and the Participant takes the distribution between the date of the call to active duty and the close of the active duty period. The distribution may be made only from amounts attributable to 401(k) deferrals and is exempt from the 10% income tax penalty that would otherwise apply if the Participant has not yet attained age 59 1/ 2. The PPA would further permit the Participant to repay the distribution to an IRA only (not to the plan) within two years after the end of the active duty period. This subsection (g) shall be effective to permit such distributions after the following date:                      (can be no earlier than September 11, 2001).

(h)	☐	Change to Addendum Provisions. The Employer has amended the provisions of Subsection (a), (b), (c), (d), (e), (f) and/or (g) to be as indicated above.

Amendment Execution

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this      day of                     ,             .

Employer: ACADIA Pharmaceuticals Inc.		Employer: ACADIA Pharmaceuticals Inc.

By:		By:

Title:		Title:

Accepted by: Fidelity Management Trust Company, as Trustee

By:		Date:
Title:	Authorized Signatory

EFFECTIVE DATES FOR INTERIM LEGAL COMPLIANCE SNAP OFF ADDENDUM

for

Plan Name: ACADIA Pharmaceuticals 401(k) Plan and Trust

Notwithstanding any other provision of the Plan to the contrary, to comply with changes required by the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), Treasury regulations under Code Section 401(a)(9) (“401(a)(9) Regulations”), final Treasury regulations under Code Section 401(k) (“final 401(k) Regulations”), and final Treasury regulations under Code Section 401(m) (“final 401(m) Regulations”), the following provisions shall apply effective as of the dates set forth below:

(a)	EGTRRA Compliance - Unless a later date is specified below, the following changes for compliance with EGTRRA were effective as of the first day of the first Plan Year beginning on or after January 1, 2002:

	(1)	Code Section 401(a)(17) Compensation Limit – The dollar limitation on compensation used to calculate contributions, apply the limitations in effect under Code Section 415, apply the ADP and ACP tests, and apply the top-heavy rules was increased to $200,000, as adjusted.

	(2)	☒	Catch-Up Contributions – Unless a later date is specified below, the Plan was amended to provide for Catch-Up Contributions.

		(A)	☒	Later Effective Date. Catch-Up Contributions were permitted after the first day of the first Plan Year beginning on or after January 1, 2002: Later effective date: 01/01/2002 (month/day/year)

		(B)	☐	Discontinuation of Catch-Up Contributions. Catch-Up Contributions were discontinued effective as of: (month/day/year)

	(3)	Rollovers of After-Tax Contributions to the Plan – Unless otherwise specified below, the Plan accepted direct rollovers of after-tax employee contributions from plans qualified under Code Section 401(a).

		(A)	☐	Rollovers of After-Tax Contributions Never Permitted. The Plan has never accepted direct rollovers of after-tax employee contributions.

		(B)	☐	Later Effective Date. The Plan did not accept direct rollovers of after-tax employee contributions until a date later than the first day of the first Plan Year beginning on or after January 1, 2002:

Effective Date: (month/day/year)

		(C)	☐	Discontinuation of After-Tax Rollovers. The Plan ceased to accept direct rollovers of after-tax employee contributions effective as of: (month/day/year)

	(4)	Rollovers from Other Eligible Retirement Plans – Unless otherwise specified below, in addition to accepting Rollover Contributions from plans qualified under Code Section 401(a) or 403(a), the Plan was amended to accept Rollover Contributions from annuity contracts described in Code Section 403(b) (excluding after-tax employee contributions), eligible plans under Code Section 457(b) maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state, and individual retirement accounts or annuities described in Code Section 408(a) or 408(b).

		(A)	☐	The Plan did not accept Rollover Contributions from annuity contracts described in Code Section 403(b) (excluding after-tax employee contributions) until a date later than the first day of the first Plan Year beginning on or after January 1, 2002:

Effective Date: (month/day/year) (cannot be later than the date the Plan was restated onto a Fidelity Prototype or Volume Submitter)

	(B)	☐	The Plan did not accept Rollover Contributions from a eligible plans under Code Section 457(b) maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state until a date later than the first day of the first Plan Year beginning on or after January 1, 2002:

Effective Date: (month/day/year) (cannot be later than the date the Plan was restated onto a Fidelity Prototype or Volume Submitter)

	(C)	☐	The Plan did not accept Rollover Contributions from individual retirement accounts or annuities described in Code Section 408(a) or 408(b) until a date later than the first day of the first Plan Year beginning on or after January 1, 2002:

Effective Date: (month/day/year) (cannot be later than the date the Plan was restated onto a Fidelity Prototype or Volume Submitter)

(5)	Multiple Use Test – To the extent applicable, the provisions of the Plan proscribing multiple use of the alternative limitations under Code Sections 401(k)(3)(A)(ii)(II) and 401(m)(2)(A)(ii), as provided in Treasury Regulations Section 1.401(m)-2, were deleted.

(6)	415 Limitations – The Plan was amended to reflect the Code Section 415 limitations in effect under EGTRRA, as described in Section 6.12 of the Basic Plan Document.

(7)	☐	Vesting of Matching Employer Contributions – Except as otherwise specified below, the Plan was amended to change the vesting schedule applicable to Matching Employer Contributions to comply with EGTRRA for Participants who complete an Hour of Service on or after the effective date. Unless otherwise elected below, the amended vesting schedule applies to all accrued benefits derived from Matching Employer Contributions.

	(A)	☐	Delayed Effective Date for Bargained Plan. The Plan was maintained pursuant to one or more collective bargaining agreements ratified by June 1, 2001 and the effective date of the revised vesting schedule was later than the first day of the first Plan Year beginning on or after January 1, 2002:

Effective Date: (month/day/year) (cannot be later than the earlier of (i) January 1, 2006 or (ii) the later of the date on which the last of the collective bargaining agreements described above terminates (without regard to any extension on or after June 1, 2001) or January 1, 2002)

	(B)	☐	Grandfathered Application of Prior Vesting Schedule. The vesting schedule in effect before the amendment continues to apply to the portion of a Participant’s accrued benefit derived from Matching Employer Contributions made to the Plan for a Plan Year beginning before the effective date.

(8)	Loans by Owner-Employees and Shareholder-Employees – If the Plan provided for loans to Participants from Plan assets, the Plan was amended to eliminate the restriction on loans to owner-employees, as defined in Code Section 401(c)(3), and shareholder-employees, as defined in ERISA Section 408(d)(3).

(9)	Hardship Withdrawals – Suspension of Contributions – Except as otherwise specified below, if the Plan provided for hardship withdrawals in accordance with the safe harbor in Treasury Regulations Section 1.401(k)-1(d)(2)(iv)(B), the Plan was amended to change the suspension period applicable to elective contributions and employee contributions from 12 months to 6 months.

	(A)	☐	Delayed Effective Date. The change in the suspension period was effective later than the first day of the first Plan Year beginning on or after January 1, 2002:

Effective Date: (month/day/year) (cannot be later than the date the Plan was restated onto a Fidelity Prototype or Volume Submitter)

(10)	Hardship Withdrawals – Elimination of Reduction in 402(g) Limit – Except as otherwise specified below, if the Plan provided for hardship withdrawals in accordance with the safe harbor in Treasury Regulations Section 1.401(k)-1(d)(2)(iv)(B), the Plan was amended to eliminate the reduction in the Code Section 402(g) limit for calendar years beginning on and after January 1, 2002 with respect to Participants receiving a hardship withdrawal on or after January 1, 2001.

	(A)	☐	Delayed Effective Date. The reduction in the 402(g) limit was eliminated for calendar years beginning on and after January 1, (cannot be later than the year following the date the Plan was restated onto a Fidelity Prototype or Volume Submitter) with respect to Participants receiving a hardship withdrawal on or after January 1st of the year prior to the year indicated in this Subsection (a)(10)(A).

(11)	☐	Distribution Upon Severance from Employment – The Plan was amended to permit distribution of Deferral Contributions, Qualified Nonelective Contributions, Qualified Matching Contributions, 401(k) Safe Harbor Matching Employer Contributions, and 401(k) Safe Harbor Nonelective Employer Contributions upon a Participant’s severance from employment rather than requiring a separation from service.

	(A)	☐	Delayed Effective Date. Distribution upon severance from employment was not permitted until after the first day of the first Plan Year beginning on or after January 1, 2002:

Effective Date: (month/day/year)

	(B)	☐	Limitation on Rule. Distribution upon severance from employment was effective only for severances occurring after: (month/day/year)

(12)	Rollovers Out of the Plan – The Plan was amended to permit direct rollovers of “eligible rollover distributions” (as defined in Subsection 13.04(c) of the Basic Plan Document) from the Plan by the Participant, the Participant’s surviving spouse, or the Participant’s spouse or former spouse who is the alternate payee under a qualified domestic relations order to any “eligible retirement plan” (as defined in Subsection 13.04(b) of the Basic Plan Document).

(13)	Top-Heavy Modifications – The Plan was amended to comply the top-heavy provisions with EGTRRA by: (i) modifying the definition of “key employee” as provided in Subsection 15.01(d) of the Basic Plan Document, (ii) including for purposes of the top-heavy determination any distribution made to an employee on account of severance from employment, death, disability, or termination of a plan during the one-year period ending on the “determination date”, as defined in Subsection 15.01(a) of the Basic Plan Document, and any other distribution made during the five-year period ending on the “determination date”, (iii) excluding for purposes of the top-heavy determination the accrued benefits and accounts of any individual who has not performed services for the 1-year period ending on the “determination date”, (iv) permitting matching contributions to be taken into account for purposes of satisfying the top-heavy minimum contribution requirement, and (v) providing that the top-heavy provisions are inapplicable for years in which a plan consists solely of a cash or deferred arrangement that meets the requirements of Code Section 401(k(12) and, if applicable, matching contributions with respect to which the requirements of Code Section 401(m)(11) are met.

(14)	☐	Disregard Rollovers in Applying Cashout Rules – The Plan was amended to exclude Rollover Contributions in determining whether a Participant’s Account exceeded the cashout limit specified in the Plan.

	(A)	☐	Delayed Effective Date. Rollover Contributions were not excluded for cashout purposes until after the first day of the first Plan Year beginning on or after January 1, 2002:

Effective Date: (month/day/year)

		(B)	Rollover Contributions Included in Applying Cashout Rules. The Plan was further amended to include Rollover Contributions in determining whether a Participant’s Account exceeded the cashout limit specified in the Plan as of the date specified below:

Effective Date: (month/day/year) (cannot be later than the date the Plan was restated onto a Fidelity Prototype or Volume Submitter)

(b)	401(a)(9) Regulations Compliance - The Plan was amended to comply with 401(a)(9) Regulations as follows:

	(1)	☒	Compliance with Proposed Regulations. The Plan was amended to apply the minimum distribution requirements of Code Section 401(a)(9) in accordance with the regulations under Code Section 401(a)(9) that were proposed in January 2001 with respect to distributions made for the following calendar years:

		(A)	☐ 2001 calendar year.

		(B)	☒ 2002 calendar year.

	(2)	Compliance with Final Regulations. Except as otherwise specified below, the Plan was amended to apply the minimum distribution requirements of Code Section 401(a)(9) in accordance with the final regulations under Code Section 401(a)(9) that were published in April 2002 with respect to distributions made for calendar years beginning on or after January 1, 2003.

		(A)	☐ Earlier Effective Date. Distributions were made in accordance with the final regulations for calendar years beginning on or after January 1, 2002.

(c)	Automatic Rollover Compliance - Except as otherwise specified below, if the Plan provided for cash outs of small benefits, effective as of March 28, 2005, the Plan was amended to comply with the automatic rollover rules of EGTRRA by reducing the cashout limit applicable to Participants to $1,000:

	(1)	☐	Instead of reducing the cashout limit, the Plan was amended to provide that mandatory distributions greater than $1,000 would be rolled over directly to an individual retirement plan designated by the Administrator.

		(A)	☐ The Plan was subsequently amended, as of the date specified below, to reduce the cashout limit to $1,000:

Effective Date: (month/day/year)

(d)	Final 401(k) and 401(m) Regulations Compliance - Unless a different date is specified below, the following changes for compliance with the final 401(k) and final 401(m) Regulations were effective as of the first day of the first Plan Year beginning on or after January 1, 2006:

	(1)	☐	Earlier Effective Date. The Plan was amended to comply with the final 401(k) and final 401(m) Regulations effective as of the first day of the following Plan Year: (cannot be later than the 2006 Plan Year)

Note: If an earlier Plan Year is selected above, it must have ended after December 29, 2004 and the Plan must have been operated in compliance with the final 401(k) and final 401(m) Regulations for the full Plan Year and all subsequent Plan Years.

	(2)	Qualified Nonelective Contributions. Unless a later date is specified below, if the Plan provided for Qualified Nonelective Contributions (“QNECs”) to be allocated pursuant to a “bottoms up” or other formula that could violate the requirements of Treasury Regulations Section 1.401(k)-2(a)(6)(iv) or 1.401(m)-2(a)(6)(v) (excluding disproportionate QNECs in applying the ADP and ACP tests), the QNEC allocation formula was amended to comply with such regulations.

		(A)	☐ Later Effective Date. The QNEC allocation formula was amended after the general effective date for compliance with the final 401(k) and final 401(m) Regulations described above.

Effective Date: (month/day/year) (cannot be later than the date the Plan was restated onto a Fidelity Prototype or Volume Submitter)

	(3)	Gap Period Income. If not previously provided under the Plan, the Plan was amended to provide that for purposes of corrective distributions of “excess deferrals”, “excess contributions”, and “excess aggregate contributions”, income and loss on such amounts would be calculated for the gap period between the end of the “determination year” and the date of distribution.

	(4)	Hardship Withdrawal Events. Unless a later date is specified below, if the Plan provided for hardship withdrawals upon the occurrence of a deemed immediate and heavy financial need, as described in Treasury Regulations, the Plan was amended to add the deemed needs described in Treasury Regulations Section 1.401(k)-1(d)(3)(iii)(B)(5) and (6) (funeral and casualty expenses).

		(A)	☐ Later Effective Date. The additional deemed immediate and heavy financial needs were amended after the general effective date for compliance with the final 401(k) and final 401(m) Regulations described above.

Effective Date: (month/day/year) (cannot be later than the date the Plan was restated onto a Fidelity Prototype or Volume Submitter)

(e)	☐	Roth 401(k) Contributions - Prior to the Adoption Agreement effective date specified in Subsection 1.01(g)(1), the Plan was amended to provide for Roth 401(k) Contributions.

	(1)	Effective Date. Unless a later effective date is specified below, Roth 401(k) Contributions were permitted beginning January 1, 2006.

		(A)	Later effective date: (month/day/year) (cannot be prior to January 1, 2006)

	(2)	☐	Discontinuation of Roth 401(k) Contributions. Roth 401(k) Contributions were discontinued effective as of: (month/day/year)

(f)	☐	Rollovers of Roth 401(k) Contributions - Prior to the Adoption Agreement effective date specified in Subsection 1.01(g)(1), the Plan was amended to permit rollovers of Roth Contributions into the Plan.

	(1)	☐	Direct Rollovers. Unless a later effective date is specified below, direct rollovers of Roth Contributions were permitted to be made to the Plan from an applicable retirement plan described in Code Section 402A(e)(1), subject to Code Section 402(c), beginning January 1, 2006.

		(A)	Later effective date: (month/day/year) (cannot be prior to January 1, 2006)

		(B)	☐ Discontinuation of Direct Rollovers. Direct rollovers of Roth Contributions were discontinued effective as of: (month/day/year)

	(2)	☐	Participant Rollovers. Unless a later effective date is specified below, “participant rollovers” of the taxable portion of a distribution of Roth Contributions were permitted to be made to the Plan from an applicable retirement plan described in Code Section 402A(e)(1). “Participant rollovers” are rollovers other than direct rollovers, as described in Code Section 401(a)(31).

		(A)	Later effective date: (month/day/year) (cannot be prior to January 1, 2006)

		(B)	☐ Discontinuation of Participant Rollovers. Direct rollovers of Roth Contributions were discontinued effective as of: (month/day/year) (cannot be later than the date the Plan was restated onto a Fidelity Prototype or Volume Submitter)